                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            January 31, 2002

                                CVEO Corporation
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

          Delaware                       1-13430                 04-1419731
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

One High Street, North Andover, MA                                 01845
--------------------------------------------------------------------------------
(Address of principal executive offices)                       Zip Code

Registrant's telephone, including area code:           978.983.3375
                                                      --------------------------

--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on January 31, 2002 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending December 31, 2001 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

o Consolidated Balance Sheet as of December 31, 2001.

o Consolidated Income Statement for the month of December 2001 and the year then ended.

o Schedule of Cash Receipts and Disbursements December 1, 2001 to
  December 31, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

     99.1     Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on February 11, 2002.

                                 CVEO CORPORATION


                                 By: /s/ James E. Lawlor
                                     ----------------------------------------
                                        James E. Lawlor
                                        Senior Vice President and
                                        Chief Financial Officer

 INDEX TO EXHIBITS


Exhibit                                                             Page
-------                                                             ----
99.1     Financial Information                                       4